SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): MAY 18, 2001


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                 1-13154                      39-1431799
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                                54313
         (Address of principal executive offices)                     (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


                                 --------------

ITEM 9.  REGULATION FD DISCLOSURE

     American Medical Security Group, Inc. (the "Company") has developed an investor financial presentation that will be available on its website -
www.AMSchoices.com, and presented to a number of financial analysts. The presentation is an update to a presentation previously furnished pursuant to a Form 8-K dated February 21, 2001. The presentation (i)describes the Company's current businesses, strategies and financial highlights; (ii) describes projected changes in the mix of revenue contributions from the Company's major businesses anticipated by 2003; and (iii) provides new forward looking revenue projections through 2003. The content of the presentation will form the base of future presentations the Company expects to make at financial forums, including health care conferences sponsored by various financial institutions. The presentation is prepared in summary fashion and contains information that should be read in conjunction with the Company's reports filed with the Securities and Exchange Commission from time to time.

     Following is the content of the presentation.

                                    AMERICAN
                                MEDICAL SECURITY
                               RX for Good Health

                                    MAY 2001


    AMERICAN                                                CAUTIONARY STATEMENT
MEDICAL SECURITY
-----------------
Rx for Good Health

This presentation is a summary of previously disclosed historical financial data as of March 31, 2001, unless otherwise indicated, and expectations of the Company held as of May 18, 2001. The Company undertakes no obligation to update this information as a result of new information or future events. This presentation contains certain "forward-looking" statements (within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of
1995) with respect to strategic business plans, earnings and changes in business mix. Such statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated. See the last page of this presentation for risk factors that may affect actual results.

Information in this presentation related to the Company's major business products is provided in addition to previously disclosed information. In this presentation, historical and forward looking data reflecting the Company's health and life insurance segment businesses have been allocated to major business products based on the underlying customer base.

     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Investment Considerations

        - Growing MedOne business

        - Leader in small group market

        - Profitable dental business

        - Strong systems and back office

        - High book value
                - Book value of $15.54 per share on 3/31/2001
                - Tangible book value of $7.97 per share on 3/31/2001

        - Effective action plans in place

        - Low debt to total capital ratio - 15.8%
                                                                               3


     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


[Map of the United States]                          - Specializes in providing
 Current markets served:                              healthcare benefit plans
                                                      for small-employer groups,
Alabama           Arizona            Arkansas         individuals & families
Colorado          Delaware           Florida
Georgia           Illinois           Indiana        - PPO model
Iowa              Kansas             Louisiana
Maryland          Michigan           Mississippi    - 2000 Revenues:
Missouri          Nebraska           Nevada             $989.9 million
New Mexico        North Carolina     North Dakota
Ohio              Oklahoma           Pennsylvania   - 1Q 2001 Revenues:
South Carolina    South Dakota       Tennessee          $232.3 million
Texas             Utah               Virginia
West Virginia     Wisconsin          Washington DC  - 652,683 medical members
                                                        at 3/31/2001
                                                                               4

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Preferred Provider Organization (PPO) Model

        - Open access to health care providers

        - PPOs have gained market share over HMOs

        - Less litigation risk

        - Less potential impact from legislation

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Average group size is 6 employees

-- Dedicated to Independent Agent

-- 24-hour, world-class customer service

-- Efficient back office, low-cost G & A

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Ongoing Action Plans

        - Ensure premium yields exceed claim cost trends

        - Rapidly expand MedOne product sales
                - Individuals & Families

        - Focus small group sales in core markets

        - Continue efforts to reduce drug claim costs

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Ongoing Action Plans (continued)

        - Enhance claims cost management programs

        - Promote Affordable Series products
                - Greater member participation in medical care costs

        - Strengthen Specialty Business
                - Dental

        - Leverage Internet in all businesses

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health

                                   BUSINESSES

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Health Business
        - MedOne Component
                - MedOne Medical, and Life and STD associated with MedOne
                  members

        - Small Group Component
                - Small Group Medical, and Dental, Life and STD associated with group members

 -- Specialty Business
        - Self-Funded and Network Revenue and Dental, Life and STD not associated with group or MedOne members

 -- Corporate
        - Revenue and Expenses not associated with the other segments

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contributions in 2000 (% of all AMS revenues)


         [Pie Chart]                        63% Small Group
                                            25% MedOne
                                             9% Specialty
                                             3% Corporate

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                     MedOne

                        MedOne Medical, and Life and STD
                         associated with MedOne members

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Product for individuals and their families

        - No employer coverage

        - Self-employed

-- Sold through Independent Agents

-- Higher profit potential than small group

        - Plan features higher deductibles, copays, etc.

        - More flexibility in underwriting and pricing

        - Better risk selection

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health

-- Revenues

        - Up 24% in 2000 from 1999

        - Up 31% in 1Q 2001 over 1Q 2000

-- Membership

        - 34% of total 2000 membership vs. 23% in 1999

        - 38% of total 1Q 2001 membership

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Significantly increase revenues & profitability by:

        - Expanding number of local agents

        - Creating additional regional/national distribution relationships

        - Developing e-business efficiencies

        - Increasing number of e-agency relationships

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Revenue Contribution Growth (% of all AMS revenues)

                                     MedOne

        [Pie Chart]                                     [Pie Chart]

        2000 (actual)                                   2003 (projected)

        25% MedOne                                      50% MedOne

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                   SMALL GROUP

                  Small Group Medical, and Dental, Life and STD
                          associated with group members

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Small-employer groups, ranging in size from 2 to 50 employees

-- Average group size is 6 employees

-- Distribution through 17,500 Independent Agents

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Small Group profitability by:

        - Focusing on core markets

        - Enhancing underwriting

        - Developing new products
                - Higher deductibles, copays, etc.

        - Strengthening claims cost management

        - Providing agents with power of Internet
                -e AMS.com secured agent site

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Change (% of all AMS revenues)

                                   Small Group


        [Pie Chart]                                     [Pie Chart]

        2000 (actual)                                   2003 (projected)

        63% Small Group                                 41% Small Group

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                               SPECIALTY BUSINESS

            Self-Funded and Network Revenue, and Dental, Life and STD
                   not associated with group or MedOne members

     AMERICAN                                                 SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


--Consists of:

        - Dental Business
                - 171,000 stand-alone dental members
                - 126,000 additional members bundles to group plans

        - Owned Provider Networks leased to third parties
                - 96,000 non-AMS members

        - Self-Funded Business

     AMERICAN                                                 SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Profitability by:

        - Expanding dental business
                - Increase sales & marketing activity

        - Grow non-AMS provider network members

-- Selectively develop self-funded business

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Revenue Contribution Changes (% of all AMS revenues)


        [Pie Chart]                                     [Pie Chart]

        2000 (actual)                                   2003 (projected)

          63% Small Group                                 41% Small Group
          25% MedOne                                      50% MedOne
           9% Specialty                                    8% Specialty
           3% Corporate                                    1% Corporate

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                              FINANCIAL HIGHLIGHTS

     AMERICAN                                                    REVENUE CHANGES
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Near-term revenue reductions

        - Disciplined pricing

        - Changing small group market focus

-- Significant MedOne revenue growth

     AMERICAN                                                    REVENUE CHANGES
MEDICAL SECURITY
-----------------
Rx for Good Health

[line graph]

                        1998            1999           2000           2001*          2002*           2003*
Revenues:
Small Group             633,948         750,057        620,409        518,042        503,536         512,096
MedOne                  187,369         206,223        252,767        319,497        446,657         617,281
Other                   139,552         141,100        116,689         85,066         95,700         117,710
                        ====================================================================================
Total Health            960,869       1,097,380        989,865        922,605      1,045,893       1,247,087

                                                                              27


     AMERICAN                        CONDENSED CONSOLIDATED STATEMENTS OF INCOME
MEDICAL SECURITY                                                   (IN MILLIONS)
-----------------
Rx for Good Health

                                                        2000                                     2001
                                   Qtr1            Qtr2             Qtr3*            Qtr4              Qtr1*

REVENUES:
Insurance premiums              $ 247.9         $ 240.5           $ 232.0          $ 230.7          $ 222.5
Investment and other income         9.8             9.8               9.7              9.4              9.8
                                ----------------------------------------------------------------------------
        Total revenues            257.7           250.3             241.7            240.1            232.3

EXPENSES:
Medical and other benefits        188.1           182.0             180.1            174.4            166.6
SG&A and other expenses            66.8            64.5              61.7             64.9             64.2
                                ----------------------------------------------------------------------------
        Total expenses            254.9           246.5             241.8            239.3            230.8
                                ----------------------------------------------------------------------------

Pre-tax income (loss)               2.8             3.8              (0.1)             0.8              1.5

After-tax income (loss)         $   1.7         $   2.3           $  (0.6)         $   0.1          $   0.7
                                ============================================================================

EPS                             $   0.11        $   0.15          $  (0.04)        $   0.01         $   0.05
                                ============================================================================

* EXCLUDES NONRECURRING CHARGE

     AMERICAN                              CONDENSED CONSOLIDATED BALANCE SHEETS
MEDICAL SECURITY                                                   (IN MILLIONS)
Rx for Good Health


                                                                                 March 31,
                                                                              2001       2000
                                                                            -------------------
ASSETS:

Cash and invested assets                                                    $ 278.4     $ 284.6
Goodwill and intangibles                                                      106.7       110.4
Other assets                                                                   79.4        88.8
                                                                            --------------------
        Total assets                                                        $ 464.5     $ 483.8
                                                                            ====================

LIABILITIES AND SHAREHOLDERS' EQUITY:

Medical and other benefits payable                                          $ 133.3     $ 150.5
Notes payable                                                                  40.9        42.1
Other liabilities                                                              72.0        69.6
                                                                            --------------------
        Total liabilities                                                     246.2       262.2

Shareholders' equity                                                          218.3       221.6
                                                                            --------------------

        Total liabilities and shareholders' equity                          $ 464.5     $ 483.8
                                                                            ====================

     AMERICAN                                               OTHER FINANCIAL DATA
MEDICAL SECURITY
-----------------
Rx for Good Health


                                                        AS OF
                                            -------------------------------
                                            12/31/99   12/31/00  3/31/01
                                            -------------------------------
Book Value per Share                         $14.86     $15.77    $15.54

Tangible Book Value                           $7.69      $8.24     $7.97
per Share

Debt to Total Capital Ratio                   16.2%      15.7%     15.8%

Risk-Based Capital                             339%       389%      385% est.

     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Earnings per Share

        - 1Q 2001                       $0.05*

        - Projections
                - 2Q 2001               $0.06 - $0.08

                - Full year 2001        $0.35 - $0.45*

* Excluding 1Q 2001 $0.41 non-recurring charge
                                                                              31


     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Investment Considerations

        - Growing MedOne business

        - Leader in small group market

        - Profitable dental business

        - Strong systems and back office

        - High book value
                - Book value of $15.54 per share on 3/31/2001
                - Tangible book value of $7.97 per share on 3/31/2001

        - Effective action plans in place

        - Low debt to total capital ratio - 15.8%

     AMERICAN                                                 CAUTIONARY FACTORS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Risks and uncertainties that may affect future results
     - Inability to successfully implement the Company's business plan, attain new business sales goals (particularly for MedOne and dental products) and maintain acceptable profit margins
     - Rising medical costs and increased utilization of medical services and prescription drugs
     - Competitive practice and demand for the Company's products
     - Changes in the Company's relationship with key sales agents and the ability of the Company to expand its distribution network for MedOne products
     - Developments in health care reform and changes in insurance and health care regulations and other regulatory issues
     - General economic conditions affecting consumer spending and the Company's investment performance - Outcome of commercial and other litigation - Other factors referred to in the Company's reports filed with the Securities and Exchange Commission from time to time

                                                                              33





                                    AMERICAN
                                MEDICAL SECURITY
                               RX for Good Health

                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  MAY 18, 2001          AMERICAN MEDICAL SECURITY GROUP, INC.




                              /S/  GARY D. GUENGERICH
                              --------------------------------------------------
                              Gary D. Guengerich
                              Executive Vice President & Chief Financial Officer